            As filed with the Securities and Exchange Commission on May 10, 2001
                                                       Registration No. 333-____
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                             ----------------------

                                   ROXIO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ----------------------

           DELAWARE                                            77-0551214
(STATE OR OTHER JURISDICTION OF                             (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)

                          461 SOUTH MILPITAS BOULEVARD
                               MILPITAS, CA 95035
                                 (408) 259-7694
       (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             ----------------------

                             2000 STOCK OPTION PLAN
                            2001 DIRECTOR OPTION PLAN
                                 2001 STOCK PLAN
                        2001 EMPLOYEE STOCK PURCHASE PLAN
                               (FULL NAME OF PLAN)

                             ----------------------

                              WM. CHRISTOPHER GOROG
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                   ROXIO, INC.
                          461 SOUTH MILPITAS BOULEVARD
                               MILPITAS, CA 95035
                                 (408) 259-7694
            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                             ----------------------

                                   COPIES TO:
                            KATHARINE A. MARTIN, ESQ.
                        WILSON SONSINI GOODRICH & ROSATI
                            PROFESSIONAL CORPORATION
                               650 PAGE MILL ROAD
                               PALO ALTO, CA 94304
                                 (650) 493-9300

                             ----------------------

                         CALCULATION OF REGISTRATION FEE
==================================================== ===================== ====================== =================== ==============
                                                                                 PROPOSED              PROPOSED
                                                                                  MAXIMUM              MAXIMUM
                     TITLE OF                               AMOUNT               OFFERING             AGGREGATE         AMOUNT OF
                   SECURITIES TO                            TO BE                  PRICE               OFFERING        REGISTRATION
                   BE REGISTERED                          REGISTERED             PER SHARE              PRICE              FEE
---------------------------------------------------- --------------------- ---------------------- ------------------- --------------
Common Stock, $0.001 par value per share issuable
under 2000 Stock Option Plan..................                  3,255,633              $8.50 (1)      $27,672,881(1)          $6,919
---------------------------------------------------- --------------------- ---------------------- ------------------- --------------
Common Stock, $0.001 par value per share issuable
under 2000 Stock Option Plan..................                    344,367              $14.53(2)       $5,003,653(2)          $1,251
---------------------------------------------------- --------------------- ---------------------- ------------------- --------------
Common Stock, $0.001 par value per share issuable
under 2001 Director Option Plan...............                     55,000              $8.50 (1)        $ 467,500(1)            $117
---------------------------------------------------- --------------------- ---------------------- ------------------- --------------
Common Stock, $0.001 par value per share issuable
under 2001 Director Option Plan...............                     45,000              $14.53(2)         $653,850(2)            $164
---------------------------------------------------- --------------------- ---------------------- ------------------- --------------
Common Stock, $0.001 par value per share issuable
under 2001 Stock Plan.........................                  1,000,000              $14.53(2)      $14,530,000(2)          $3,633
---------------------------------------------------- --------------------- ---------------------- ------------------- --------------
Common Stock, $0.001 par value per share issuable
under 2001 Employee Stock Purchase Plan.......                    500,000              $14.53(2)       $7,265,000(2)          $1,817
==================================================== ===================== ====================== =================== ==============
     TOTALS...................................                  5,200,000                          $55,592,884(1)(2)         $13,901
==================================================== ===================== ====================== =================== ==============

-----------------
(1) Calculated solely for the purpose of determining the amount of registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), based on the weighted average exercise price per share of outstanding options.
(2) Calculated solely for the purpose of determining the amount of registration fee in accordance with Rules 457(c) and (h)(1) under the Securities Act based on the average of the high and low sales prices of the common stock as reported on the Nasdaq National Market on May 4, 2001.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

         There are hereby incorporated by reference in this registration statement the following documents and information heretofore filed with the Securities and Exchange Commission (the "Commission"):

         (a) The registrant's registration statement on Form 10 (File No. 000-32373).

         (b) The description of the registrant's Common Stock contained in the registrant's registration statement on Form 10 (File No. 000-32373), including any amendment or report subsequently filed for the purpose of updating such description.

         All documents filed by the registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the filing of this registration statement, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be part hereof from the date of filing of such documents.

ITEM 4.       DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). The registrant's Certificate of Incorporation and Bylaws provide that the registrant shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including circumstances in which indemnification is otherwise discretionary under Delaware law.

         The registrant has entered into indemnification agreements with certain directors and executive officers. These agreements, among other things, indemnify such director or executive officer to the fullest extent permitted by law for certain expenses (including attorneys' fees), judgments, fines, penalties and settlement payments incurred by such persons in any action, including any action by or in the right of the registrant, by reason of (or arising in part out of) any event or occurrence related to the fact that such person was or is a director, officer, employee, agent or fiduciary of the registrant, or is or was serving at the request of the registrant as a director, officer, employee, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of such person while serving in such capacity. The indemnification agreements also provide for the advance payment by the registrant of defense expenses incurred by the director or officer; however, the affected director or officer must undertake to repay such amounts advanced if it is ultimately determined that such director or officer is not entitled to be indemnified.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMS.

         Not applicable.

ITEM 8.  EXHIBITS.

      EXHIBIT NUMBER                                    DESCRIPTION
      --------------         -----------------------------------------------------------------------
          5.1                Opinion of Wilson Sonsini Goodrich & Rosati
         10.1(1)             Amended and Restated 2000 Stock Option Plan
         10.2(2)             Form of 2000 Stock Option Plan Agreements
         10.3(3)             2001 Director Option Plan
         10.4(4)             Form of 2001 Director Option Plan Agreements
         10.5(5)             2001 Employee Stock Purchase Plan
         10.6(6)             2001 Stock Plan
         10.7(7)             2001 Stock Plan Agreements
         23.1                Consent of PricewaterhouseCoopers LLP, Independent Accountants
         23.2                Consent of Wilson Sonsini Goodrich & Rosati (contained in Exhibit 5.1)
         24.1                Power of Attorney (see page II-4)

-----------------
(1) Incorporated by reference to Exhibit 10.2 to Amendment No. 4 to the registrant's registration statement on Form 10, filed with the Commission on April 23, 2001.
(2) Incorporated by reference to Exhibit 10.3 to the registrant's registration statement on Form 10, filed with the Commission on February 21, 2001.
(3) Incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the registrant's registration statement on Form 10, filed with the Commission on April 23, 2001.
(4) Incorporated by reference to Exhibit 10.5 to Amendment No. 3 to the registrant's registration statement on Form 10, filed with the Commission on April 9, 2001.
(5) Incorporated by reference to Exhibit 10.1 to Amendment No. 5 to the registrant's registration statement on Form 10, filed with the Commission on May 1, 2001.
(6) Incorporated by reference to Exhibit 10.12 to Amendment No. 5 to the registrant's registration statement on Form 10, filed with the Commission on May 1, 2001.
(7) Incorporated by reference to Exhibit 10.13 to Amendment No. 3 to the registrant's registration statement on Form 10, filed with the Commission on April 9, 2001.

ITEM 9.       UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milpitas, State of California, on May 10, 2001.

                                        ROXIO, INC.



                                        By: /s/ WM. CHRISTOPHER GOROG
                                           -------------------------------------
                                           Wm. Christopher Gorog
                                           President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL THESE PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Wm. Christopher Gorog and R. Elliot Carpenter and each of them severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this registration statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, hereby ratifying and conforming all that each said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                         SIGNATURE                           TITLE                                             DATE
                         ---------                           -----                                             ----
/s/ WM. CHRISTOPHER GOROG                                    President, Chief Executive Officer and         May 4, 2001
-----------------------------------------------------        Director (principal executive officer)
Wm. Christopher Gorog

/s/ R. ELLIOT CARPENTER
-----------------------------------------------------        Vice President of Finance (principal           May 4, 2001
R. Elliot Carpenter                                          financial and accounting officer)

/s/ ROBERT N. STEPHENS
-----------------------------------------------------        Director                                      May 10, 2001
Robert N. Stephens

/s/ RICHARD J. BOYKO
-----------------------------------------------------        Director                                      May 10, 2001
Richard J. Boyko

/s/ JOSEPH C. KACZOROWSKI
-----------------------------------------------------        Director                                      May 10, 2001
Joseph C. Kaczorowski

/s/ ROBERT RODIN                                                                                           May 10, 2001
-----------------------------------------------------        Director
Robert Rodin

                                INDEX TO EXHIBITS

      EXHIBIT NUMBER                                     DESCRIPTION
      --------------         -----------------------------------------------------------------------
           5.1               Opinion of Wilson Sonsini Goodrich & Rosati
          10.1(1)            Amended and Restated 2000 Stock Option Plan
          10.2(2)            Form of 2000 Stock Option Plan Agreements
          10.3(3)            2001 Director Option Plan
          10.4(4)            Form of 2001 Director Option Plan Agreements
          10.5(5)            2001 Employee Stock Purchase Plan
          10.6(6)            2001 Stock Plan
          10.7(7)            2001 Stock Plan Agreements
          23.1               Consent of PricewaterhouseCoopers LLP, Independent Accountants
          23.2               Consent of Wilson Sonsini Goodrich & Rosati (contained in Exhibit 5.1)
          24.1               Power of Attorney (see page II-4)

-----------------
(1) Incorporated by reference to Exhibit 10.2 to Amendment No. 4 to the registrant's registration statement on Form 10, filed with the Commission on April 23, 2001.
(2) Incorporated by reference to Exhibit 10.3 to the registrant's registration statement on Form 10, filed with the Commission on February 21, 2001.
(3) Incorporated by reference to Exhibit 10.4 to Amendment No. 4 to the registrant's registration statement on Form 10, filed with the Commission on April 23, 2001.
(4) Incorporated by reference to Exhibit 10.5 to Amendment No. 3 to the registrant's registration statement on Form 10, filed with the Commission on April 9, 2001.
(5) Incorporated by reference to Exhibit 10.1 to Amendment No. 5 to the registrant's registration statement on Form 10, filed with the Commission on May 1, 2001.
(6) Incorporated by reference to Exhibit 10.12 to Amendment No. 5 to the registrant's registration statement on Form 10, filed with the Commission on May 1, 2001.
(7) Incorporated by reference to Exhibit 10.13 to Amendment No. 3 to the registrant's registration statement on Form 10, filed with the Commission on April 9, 2001.